Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Ameritas Life Insurance Corp. Separate Account LLVL

("Separate Accounts")

Supplement to:

Ameritas Low-Load ® Variable Universal Life and

Ameritas Low-Load ® Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Supplement Dated September 30, 2013

The board of trustees of Vanguard ® Variable Insurance Fund Growth Portfolio ("Vanguard ® Growth Portfolio") has approved an agreement between Delaware Management Company ("DMC"), advisor for a portion of the assets of the Vanguard ® Growth Portfolio, and Delaware Investments Fund Advisers ("DIFA").  Effective immediately, DIFA assumes investment advisory responsibilities for the portion of assets previously advised by DMC.

Therefore, in the Separate Account Variable Investment Options section of your prospectus, all references to DMC are removed and replaced with DIFA as an advisor to the Vanguard ® Growth Portfolio.

Please see the respective Vanguard ® Growth Portfolio prospectus, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 1-800-255-9678.

PF 638 9/13